Exhibit 99.1

Press Release

TTM Technologies, Inc. to Acquire Viasystems Group, Inc.

Combination Creates One of the World’s Leading PCB Manufacturers

Transaction Expected to be Materially Accretive in the First Year

COSTA MESA, CA and ST. LOUIS, MO – September 22, 2014 – TTM Technologies, Inc. (NASDAQ: TTMI) (“TTM”) and Viasystems Group, Inc. (NASDAQ: VIAS) (“Viasystems”) today announced the execution of a definitive agreement under which TTM will acquire all outstanding shares of Viasystems for a combined consideration of $11.33 in cash and 0.706 shares of TTM common stock, which based on the closing market price on September 19, 2014 was valued at $16.46 per Viasystems share, or approximately $368 million. The total enterprise value of the transaction, including the assumption of debt, is approximately $927 million.

The combined company will be one of the world’s leading printed circuit board (“PCB”) manufacturers with a strong position in the automotive, aerospace and defense, medical, industrial and instrumentation, cellular phone and networking/telecom end markets. The combined company will have approximately 30,000 employees and 28 manufacturing facilities worldwide.

“Both TTM and Viasystems have pursued successful strategies over the years, and we are excited to bring these two companies together,” said Tom Edman, CEO of TTM. “This combination creates an industry leader with the ability to deliver expanded capabilities from a broad global footprint to service more customers and end markets. In one step, we will accelerate our strategy to diversify our business and also reduce the impact of seasonality inherent in the cellular phone end market. We believe that the combination will result in significant synergies created by expanded capabilities and economies of scale that will benefit the customers, employees and shareholders of both companies.”

“This is a compelling strategic combination that makes for an exciting new chapter for Viasystems,” said David M. Sindelar, CEO of Viasystems. “The combination of these two companies will create one of the best management teams in the industry. I believe this combination is an excellent opportunity to realize value for our shareholders and creates new opportunities for our customers and employees.”

Strategic Rationale

The acquisition of Viasystems is expected to provide a number of benefits to TTM:

•	Accelerating entry into the automotive industry, an end market that offers diversification, while expanding TTM’s presence in the medical, industrial and instrumentation, and aerospace and defense segments.

•	Providing a global footprint that serves as a foundation for future growth by utilizing the complementary strengths of the combined company in North America and China.

•	Increasing TTM’s customer and end market diversity, positioning the combined company for further long-term growth.

•	Providing a unique opportunity to achieve industry-leading financial performance, create significant value for customers and shareholders, and provide greater opportunities for employees.

Terms of the Transaction and Financial Highlights

Viasystems shareholders will receive per share consideration equal to $11.33 in cash and 0.706 shares of TTM common stock for each Viasystems share.

In the twelve months ended June 30, 2014, the combined company would have generated pro forma revenues of $2.5 billion and adjusted EBITDA of $300 million. For a reconciliation of adjusted EBITDA to GAAP net income, see Appendix A to TTM’s presentation filed as Exhibit 99.2 to TTM’s Current Report on Form 8-K filed on September 22, 2014.

TTM has identified at least $25 million in pre-tax cost synergies which are expected to be realized within the first year. These will result from combining the sales and general and administrative functions of the two companies. TTM believes that significant additional synergies will result from other integration efforts over a longer period of time. This transaction is expected to be materially accretive to non-GAAP earnings per share in the first year.

TTM expects to utilize a new $1.3 billion senior secured credit facility to finance the cash portion of the purchase price, refinance certain debt at each company, and provide liquidity for working capital and general corporate purposes. TTM has received a fully-underwritten financing commitment from J.P. Morgan and Barclays to finance the transaction.

The transaction is subject to customary closing conditions, including regulatory approvals and approval by the shareholders of Viasystems. The transaction is expected to close in the first half of 2015. J.P. Morgan acted as financial advisor for TTM, and Stifel acted as financial advisor for Viasystems.

Investor Conference Call and Webcast

TTM and Viasystems will host a joint conference call on Monday, September 22, 2014 at 8:30 AM Eastern Time to discuss the combination.

Interested parties can listen to the conference call and view accompanying slides via webcast at www.ttmtech.com and www.viasystems.com. The call can also be accessed over the phone by dialing domestic 1-877-397-0286 or international 1-719-325-4747 (ID 1521508).

The replay of the webcast will remain accessible for one week following the live event on TTM’s website at www.ttmtech.com and Viasystems’ website at www.viasystems.com.

About TTM

TTM Technologies, Inc. is a major global PCB manufacturer, focusing on quick-turn and technologically advanced PCBs and the backplane and sub-system assembly business. TTM stands for time-to-market, representing how TTM’s time-critical, one-stop manufacturing services enable customers to shorten the time required to develop new products and bring them to market. Additional information can be found at www.ttmtech.com.

About Viasystems

Viasystems Group, Inc. is a technology leader and a worldwide provider of complex multi-layer PCBs and electro-mechanical solutions (“E-M Solutions”). Its PCBs serve as the “electronic backbone” of almost all electronic equipment, and its E-M Solutions products and services include integration of PCBs and other components into finished or semi-finished electronic equipment, for which it also provides custom and standard metal enclosures, cabinets, racks and sub-racks, backplanes and busbars. Viasystems’ approximately 14,800 employees around the world serve over 1,000 customers in the automotive, industrial and instrumentation, computer and data communications, telecommunications, and military and aerospace end markets. For additional information about Viasystems, please visit the company’s website at www.viasystems.com.

Forward-Looking Statements

Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to a variety of matters, including but not limited to: the operations of the businesses of TTM and Viasystems separately and as a combined entity; the timing and consummation of the proposed merger; the expected benefits of the integration of the two companies; the combined company’s plans, objectives, expectations and intentions; and other statements that are not historical fact. These statements are made on the basis of the current beliefs, expectations and assumptions of the management of TTM and Viasystems regarding future events and are subject to significant risks and uncertainty. Statements regarding TTM’s and Viasystems’ expected performance in the future are forward-looking statements.

It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined company or the price of Viasystems’ or TTM’s common stock. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to: the ability of the parties to consummate the proposed merger and the satisfaction of the conditions precedent to consummation of the proposed merger, including the ability to secure regulatory approvals in a timely manner or at all; the adoption of the Merger Agreement by Viasystems’ stockholders; the possibility of legal or regulatory proceedings (including related to the transaction itself); the ability of TTM to successfully integrate Viasystems’ operations, product lines, technology and employees and realize synergies and additional opportunities for growth from the proposed merger in a timely manner or at all; unknown, underestimated or undisclosed commitments or liabilities; the potential impact of the announcement or consummation of the proposed transactions on the parties’ relationships with third parties, which may make it more difficult to maintain business and operational relationships; the level of demand for the combined company’s products, which is subject to many factors, including uncertain global economic and industry conditions, demand for electronic products and printed circuit boards, and customers’ new technology and capacity requirements; TTM’s and Viasystems’ ability to (i) develop, deliver and support a broad range of products, expand their markets and develop new markets, (ii) timely align their cost structures with business conditions, and (iii) attract, motivate and retain key employees; and developments beyond Viasystems’ or TTM’s control, including but not limited to, changes in domestic or global economic conditions, competitive conditions and consumer preferences, adverse weather conditions or natural disasters, health concerns, international, political or military developments, and technological developments. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Annual Report on Form 10-K of TTM Technologies, Inc. for the year ended December 30, 2013, which was filed with the Securities and Exchange Commission (the “SEC”) on February 21, 2014, under the heading “Item 1A. Risk Factors” and in the Annual Report on Form 10-K of Viasystems for the year ended December 31, 2013, which was filed with the SEC on February 14, 2014, under the heading “Item 1A. Risk Factors,” and in each company’s other filings made with the SEC available at the SEC’s website at www.sec.gov.

Neither Viasystems nor TTM undertakes any obligation to update any such forward-looking statements to reflect any new information, subsequent events or circumstances, or otherwise, except as may be required by law.

No Offer or Solicitation

The information in this communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

TTM will file with the SEC a registration statement on Form S-4, which will include a prospectus with respect to TTM’s shares of common stock to be issued in the proposed merger and a proxy statement of Viasystems in connection with the proposed merger between TTM and Viasystems (the “Proxy Statement/Prospectus”). The Proxy Statement/Prospectus will be sent or given to Viasystems’ stockholders and will contain important information about the proposed merger and related matters. VIASYSTEMS SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Proxy Statement/Prospectus and other relevant materials (when they become available) and any other documents filed by TTM or Viasystems with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, security holders will be able to obtain free copies of the Proxy Statement/Prospectus from TTM or Viasystems by contacting either (1) Investor Relations by mail at TTM Technologies, Inc., 1665 Scenic Avenue, Suite 250, Costa Mesa, CA 92626, Attn: Investor Relations Department, by telephone at 714-327-3000, or by going to TTM’s Investor Relations page on its corporate website at www.ttmtech.com or (2) Investor Relations by mail at Viasystems Group, Inc., 101 South Hanley Road, Suite 1800, St. Louis, MO 63105, Attn: Investor Relations Department, by telephone at 314-727-2087, or by going to Viasystems’ Investor Info page on its corporate website at www.viasystems.com.

Participants in the Solicitation

TTM and Viasystems and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Viasystems’ stockholders in connection with the proposed merger and may have direct or indirect interests in the proposed merger. Information about TTM’s directors and executive officers is set forth in TTM’s Proxy Statement on Schedule 14A for its 2014 Annual Meeting of Stockholders, which was filed with the SEC on March 14, 2014, and its Annual Report on Form 10-K for the fiscal year ended December 30, 2013, which was filed with the SEC on February 21, 2014. These documents are available free of charge at the SEC’s website at www.sec.gov, and from TTM by contacting Investor Relations by mail at TTM Technologies, Inc., 1665 Scenic Avenue, Suite 250, Costa Mesa, CA 92626, Attn: Investor Relations Department, by telephone at 714-327-3000, or by going to TTM’s Investor Relations page on its corporate website at www.ttmtech.com. Information about Viasystems’ directors and executive officers is set forth in Viasystems’ Proxy Statement on Schedule 14A for its 2014 Annual Meeting of Stockholders, which was filed with the SEC on March 14, 2014, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which was filed with the SEC on February 14, 2014. These documents are available free of charge at the SEC’s website at www.sec.gov, and from Viasystems by contacting Investor Relations by mail at Viasystems Group, Inc., 101 South Hanley Road, Suite 1800, St. Louis, MO 63105, Attn: Investor Relations Department, by telephone at 314-727-2087, or by going to Viasystems’ Investor Info page on its corporate website at www.viasystems.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed merger will be included in the Proxy Statement/Prospectus that TTM will file with the SEC.

Use of Non-GAAP Financial Measures

In addition to the financial statements presented in accordance with U.S. GAAP, TTM and Viasystems use certain non-GAAP financial measures, including “adjusted EBITDA.” The companies present non-GAAP financial information to enable investors to see each company through the eyes of management and to provide better insight into its ongoing financial performance.

Adjusted EBITDA is defined as earnings before interest expense, income taxes, depreciation, amortization of intangibles, stock-based compensation expense, gain on sale of assets, asset impairments, restructuring, costs related to acquisitions, and other charges.

For a reconciliation of adjusted EBITDA to net income, please see Appendix A to TTM’s presentation filed as Exhibit 99.2 to TTM’s Current Report on Form 8-K filed on September 22, 2014.

Adjusted EBITDA is not a recognized financial measure under U.S. GAAP, and does not purport to be an alternative to operating income or an indicator of operating performance. Adjusted EBITDA is presented to enhance an understanding of operating results and is not intended to represent cash flows or results of operations. The Boards of Directors, lenders and management of the companies use adjusted EBITDA primarily as an additional measure of operating performance for matters including executive compensation and competitor comparisons. The use of this non-GAAP measure provides an indication of each company’s ability to service debt, and management considers it an appropriate measure to use because of the companies’ leveraged positions.

Adjusted EBITDA has certain material limitations, primarily due to the exclusion of certain amounts that are material to each company’s consolidated results of operations, such as interest expense, income tax expense, and depreciation and amortization. In addition, adjusted EBITDA may differ from the adjusted EBITDA calculations reported by other companies in the industry, limiting its usefulness as a comparative measure.

The companies use adjusted EBITDA to provide meaningful supplemental information regarding operating performance and profitability by excluding from EBITDA certain items that each company believes are not indicative of its ongoing operating results or will not impact future operating cash flows, which include stock-based compensation expense, gain on sale of assets, asset impairments, restructuring, costs related to acquisitions, and other charges.

Contacts:

TTM Investors

Todd Schull

Chief Financial Officer

714-327-3000

or

Lisa Laukkanen

Investor Relations

The Blueshirt Group

415-217-4967

lisa@blueshirtgroup.com

Viasystems Investors

Kelly Wetzler

SVP Corporate Development

314-746-2217

kelly.wetzler@viasystems.com

Erica Mannion

Investor Relations

Sapphire Investor Relations, LLC

415-471-2703

emannion@sapphireir.com

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